Exhibit 10.9   Form of Lock-up Agreement

OxySure®  Systems, Inc.
10880 John W. Elliot Drive
Suite 600
Frisco, TX  75034

Date: _______________

Ladies and Gentlemen:

           The undersigned, a beneficial owner of preferred stock of OxySure Systems, Inc. (the “Company”) with a par value of $.0005 (the “Shares”), understands that the Company intends to file with the U.S. Securities and Exchange Commission a registration statement  on Form S-1 (the “Registration Statement”), for the registration of the Company’s Common Stock.  As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company’s securities until such time as the Company successfully implements its business plan as described in such Registration Statement, consummating a financing transaction or series of transactions.

In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees that, during the period as defined below ( “the “Lock-Up Period”), the undersigned hereby agrees that he/she will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common stock of the Company owned by him/her, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, warrants or rights, or conversion of any other security or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common stock, until the Company successfully closes its intended financing.  Furthermore, the undersigned will permit all certificates evidencing his/her shares to be endorsed with the appropriate stop transfer orders with the transfer agent of the Company.

For the purposes hereof, the Lock-Up Period shall mean:  (i) with respect to the first quarter of the Shares, the period beginning the first day that the Shares of OxySure becomes traded in a nationally recognized market, and ending on the 90th day subsequent to the first day that the shares of OxySure becomes traded in a nationally recognized market; (ii) with respect to the second quarter of the Shares, the period beginning on the 91st day and ending on the 180th day subsequent to the first day that the shares of OxySure becomes traded in a nationally recognized market; (iii) with respect to the third quarter of the Shares, the period beginning on the 181st day and ending on the 270th day subsequent to the first day that the shares of OxySure becomes traded in a nationally recognized market; and (iv) with respect to the fourth quarter of the Shares, the period beginning on the 271st day and ending on the 360th day subsequent to the first day that the shares of OxySure become traded in a nationally recognized market;

Notwithstanding the foregoing restrictions on transfer, the undersigned may, at any time and from time to time during the Lock-Up Period, transfer the Shares (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the undersigned is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each done or transferee agrees in writing to be bound by the terms and conditions contained therein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

By signing this letter and accepting the grant of options referred to herein, the undersigned acknowledges that he is legally bound by the terms of this letter.

Very truly yours,

Signed _________________________________

Name__________________________________

Representing: ___________________________